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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 9, 2006

                        NOBEL LEARNING COMMUNITIES, INC.
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             (Exact name of Registrant as specified in its charter)

            Delaware                    1-10031                22-2465204
(State or other jurisdiction of       (Commission)          (I.R.S. Employer
 incorporation or organization)       File Number)         Identification No.)

 1615 West Chester Pike, Suite 200, West Chester, PA          19382-6223
       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (484) 947-2000


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On November 9, 2006, the Registrant issued a press release announcing its financial results for the first quarter of fiscal year 2007. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

    (d)   Exhibits

Number    Description of Document
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99.1      Press Release dated November 9, 2006 announcing the Registrant's reporting of its financial results for the first quarter of fiscal year 2007

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                Nobel Learning Communities, Inc.
                                                (Registrant)


November 9, 2006                                By:     /s/  Thomas Frank
                                                        ------------------------
                                                Name:   Thomas Frank
                                                Title:  Chief Financial Officer